                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 5, 2001

                 AMERICAN RETIREMENT VILLAS PROPERTIES III, L.P.

               (Exact Name of Registrant as Specified in Charter)

         California                       0-26470                33-0365417
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

                             245 Fischer Avenue, D-1
                              Costa Mesa, CA 92626
              (Address of Principal Executive Offices and Zip Code)

                                 (714) 751-7400
              (Registrant's telephone number, including area code)

Item 5. Other Events

On October 5, 2001 ARV Assisted Living, Inc., the Managing General Partner of American Retirement Villas Properties III L.P. (ARVP III), confirmed it had received notice of an unsolicited offer to purchase up to 10,000 limited partnership units of ARVP III for a net cash price of $300 per unit in cash from C3 Capital, LLC, subject to reduction under certain circumstances.

The press release relating to the forgoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Managing General Partner has reviewed the offer, evaluated alternatives, and made a recommendation regarding the offer to the limited partners as set forth in a Schedule 14d-9 filed with the Securities and Exchange Commission on October 18, 2001.

Item 7. Exhibits

        (c) Exhibits.

        Exhibit No.       Description
        -----------       -----------

           99.1           Press Release dated October 5, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERICAN RETIREMENT VILLAS
                                             PROPERTIES III, L.P.

                                               By:  ARV ASSISTED LIVING, INC.
                                                    its Managing General Partner


     Date:  October 24, 2001                   By: /s/ Douglas Pasquale
                                                   -----------------------------
                                               Name:   Douglas Pasquale
                                               Title:  Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

   99.1              Press Release dated October 5, 2001